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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               AMENDMENT NO. 1 TO

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 25, 2004

                              Island Pacific, Inc.
                     (formerly known as SVI Solutions, Inc.)
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-23049                                          33-0896617
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(Commission File Number)                       (IRS Employer Identification No.)


19800 MacArthur Boulevard, Suite 1200, Irvine, California              92612
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (949) 476-2212
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
AUDIT REPORT OR COMPLETED INTERIM REVIEW

         On October 25, 2004, Island Pacific, Inc. (the "Company") filed a report on Form 8-K announcing that it would be restating its financial statements for the fiscal years ended March 31, 2003 and March 31, 2004 and its quarterly financial statements for the second and third quarters of the fiscal year ended March 31, 2003, the first, second and third quarters of the fiscal year ended March 31, 2004 and the first quarter of the fiscal year ending March 31, 2005 and that such financial statements should no longer be relied upon. The Company later determined that restating the financial statements for the fiscal year ended March 31, 2003 was unnecessary because any adjustments would be immaterial.

         On November 16, 2004, the Company filed the following amended reports:

             o        10-K/A for the fiscal year ended March 31, 2004;
             o        10-Q/A for the fiscal quarter ended September 30, 2002;
             o        10-Q/A for the fiscal quarter ended December 31, 2002;
             o        10-Q/A for the fiscal quarter ended June 30, 2003;
             o        10-Q/A for the fiscal quarter ended September 30, 2003;
             o        10-Q/A for the fiscal quarter ended December 31, 2003; and
             o        10-Q/A for the fiscal quarter ended June 30, 2004.

The periodic reports initially filed for the periods listed above should no longer be relied upon. All other periodic may still be relied upon.

         The Company determined that the financial statements needed to be restated as follows:

         1. Reversal of revenue recognized on an one-time sale of software technology rights;
         2. Presentation of total revenues and cost of revenues as product and services revenues and corresponding costs of revenues;
         3. Reclassification of amortization expense of software products from depreciation and amortization expense to cost of product revenue;
         4. Reversal of a purchase of software technology ("Software Technology") and related amortization;
         5. Accrual of a royalty liability and related recognition of royalty fees pursuant to the purchase agreement of Software Technology;
         6. Recognition of amortization of debt discount on the March '03, April '03, May '03 and Toys "R" Us convertible debt as interest expense;
         7. Capitalization and amortization of beneficial conversion interest charges related to the March '03, April '03, May '03 and March '04 convertible debentures;
         8. Capitalization of legal fees related to the acquisitions of Page Digital Incorporated and Retail Technologies International, Inc.;
         9. Reclassification of impairment of prepaid development expense from other expense to selling, general and administrative expense;
         10. Reclassification of a gain on debt forgiveness from extraordinary item to other income; and
         11. Record fair value of RTI's stock options assumed at acquisition.

         The Company's management and Chair of the Audit Committee discussed the matters disclosed in this filing with its independent accountants, Singer Lewak Greenbaum & Goldstein, LLP.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 15, 2005                               Island Pacific, Inc.


                                                       /s/ Corinne Bertrand
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                                                       Corinne Bertrand
                                                       Chief Financial Officer


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